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                                                                  EXHIBIT 10(k)

                      UNANIMOUS CONSENT TO ACTION IN LIEU
                      -----------------------------------
                         OF SPECIAL CALL MEETING OF THE
                         ------------------------------
                     BOARD FOR GULFSIDE CASINO PARTNERSHIP
                     -------------------------------------

        WHEREAS, GULFSIDE CASINO, INC., a Mississippi Corporation, ("GULFSIDE") and PATRICIAN, INC., a Nevada Corporation, ("PATRICIAN") entered into that certain General Partnership Agreement effective December 31, 1992, wherein GULFSIDE was originally vested with a 60% interest and PATRICIAN was vested with a 40% interest; and,

        WHEREAS, the First Amendment to the Partnership Agreement was entered into by and between GULFSIDE and PATRICIAN on April 15, 1994, and made effective on January 1, 1993, in order to accurately reflect the financial risk of each partner and to cure various breaches by GULFSIDE CASINO, INC. and which First Amendment caused the profits and losses of the Partnership between GULFSIDE and PATRICIAN to be reallocated as follows: 80% interest in PATRICIAN and 20% interest in GULFSIDE; and,

        WHEREAS, the Second Amendment to the Partnership Agreement was entered into by and between GULFSIDE and PATRICIAN on December 9, 1994 and contained, among other things, provisions related to additional contributions to capital; and,

        WHEREAS, PATRICIAN was designated in accordance with Article IX of the Partnership Agreement as the construction manager and as the operations manager; and,

        WHEREAS, PATRICIAN transferred a portion of an interest equivalent to one percent (1%) in the partnership to ARTEMIS, INC., a Nevada Corporation (herein "ARTEMIS") in order to ensure the

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continuity of the Partnership in the event of dissolution of one of its partners; and,

        WHEREAS, the Chancery Court of Harrison County, Mississippi, First Judicial District, entered its Amended Judgment dated January 13, 1997, in the matter styled "Terry W. Green and Joel R. Carter, Sr. v. Gulfside Casino, Inc., Gulfside Casino Partnership, Mississippi Partnership and Patrician, Inc.", Cause No. 106,741; and,

        WHEREAS, GULFSIDE CASINO, INC. filed a Voluntary Petition pursuant to Title 11 of the United States Bankruptcy Code on January 31, 1997, in the United States Bankruptcy Court for the Southern District of Mississippi, Southern Division, Case No. 97-07499; and,

        WHEREAS, the Chancery Court of Harrison County, Mississippi, First Judicial District entered its Judgment dated May 29, 1997, in Cause No. 106,741; and,

        WHEREAS, the Defendants in the above referenced Chancery Court proceeding have taken an appeal to the Mississippi Supreme Court and dispute certain findings of fact and conclusions of law set forth in the Amended Judgment dated January 13, 1997, and intend to do likewise relative to the Judgment dated May 29, 1997, in order to protect their respective rights and interests in the Partnership; and,

        WHEREAS, notwithstanding the perfection of the appeal to the Mississippi Supreme Court, the Partnership and its partners, in an effort to comply with the spirit and intent of the Amended Judgment

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of the Chancery Court dated January 13, 1997, and the subsequent Judgment dated
May 29, 1997, and without waiving any rights under the appeals or otherwise, find that a reallocation of the ownership interest in the Partnership will facilitate a resolution of the time consuming, costly and disruptive litigation pending in Chancery Court proceeding Cause No. 106,741, by and through the Chapter 11 Reorganization of GULFSIDE CASINO, INC. in the United States Bankruptcy Court; and,

        WHEREAS, GULFSIDE CASINO PARTNERSHIP, by and through its partners, finds that a reallocation of the interest originally vested in GULFSIDE CASINO, INC. should eliminate the substantive issues between the parties to the litigation pending before the Chancery Court of Harrison County, Mississippi, First Judicial District, in Cause No. 106,741;

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and covenants contained herein, GULFSIDE, PATRICIAN and ARTEMIS hereby agree as follows:

        1. PERCENTAGE INTEREST. The Partnership Agreement shall be amended to provide for the reallocation of profits and losses in the Partnership to restore the 60% interest originally vested in GULFSIDE CASINO, INC. which reallocation will result in the following ownership: 60% to GULFSIDE, 39% to PATRICIAN and 1% to ARTEMIS, effective May 30, 1997.

        2. CAPITAL CALL. The Capital Call Notice dated January 24, 1996, and subsequent Capital Call pursuant to Article VI of the General Partnership Agreement is hereby reversed and rescinded.

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        3.      CONTINUING EFFECT. Except as set forth to the contrary herein, all other terms and conditions of the Partnership Agreement, as amended, remain in full force and effect.

        4. RESERVATION OF RIGHTS. The Partnership and its partners hereby reserve any and all rights, claims, demands, charges, defenses, affirmative defenses and assignments of error on appeal, in law and in equity, which have been raised or may be raised in any litigation, including the litigation pending before the Chancery Court of Harrison County, Mississippi, First Judicial District, in Cause No. 106,741, in the Chapter 11 Bankruptcy proceeding for GULFSIDE CASINO, INC. in United States Bankruptcy Court for the Southern District of Mississippi, Southern Division, Case No. 97-07499, and/or in any other proceeding which has been or may be filed or alleged by the Plaintiffs arising out of or in any way related to the disputes between the Plaintiffs and the Partnership or any of its partners in the above referenced proceedings.

        5. WAIVER OF NOTICE. The undersigned partners do hereby consent and agree to the actions and matters set forth hereinabove and do hereby waive any and all requirements of notice relative to such actions as allowed under
Article VIII of the Partnership Agreement.

        6. EFFECTIVE DATE. This Unanimous Consent to Action is effective immediately upon the date of last execution by the parties hereto.

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        WITNESS THE SIGNATURES OF THE PARTNERS on the date set forth below:

PATRICIAN, INC.,                                GULFSIDE CASINO, INC.,
a Nevada Corporation,                           General Partner
Managing Partner


BY:  /s/ PETE CLADIANOS, JR.                    BY:  /s/ PETE CLADIANOS, JR.
   --------------------------------                -----------------------------
     PETE CLADIANOS, JR.                             PETE CLADIANOS, JR.

DATE:  5-30-97                                  DATE:  5-30-97
     -----------                                     -----------


BY:  /s/ JON N. BENGTSON                        BY:  /s/ JON N. BENGTSON
   --------------------------------                -----------------------------
     JON N. BENGTSON                                 JON N. BENGTSON

DATE:  May 30, 1997                             DATE:  May 30, 1997
     ----------------                                ----------------


BY:  /s/ DAVID R. WOOD                          BY:  /s/ DAVID R. WOOD
   --------------------------------                -----------------------------
     DAVID R. WOOD                                   DAVID R. WOOD

DATE:  May 30, 1997                             DATE:  May 30, 1997
     ----------------                                ----------------

ARTEMIS, INC.


BY:  /s/ PETE CLADIANOS, JR.
   --------------------------------
     PETE CLADIANOS, JR.

DATE:  5-30-97
     -----------


BY:  /s/ JON N. BENGTSON
   --------------------------------
     JON N. BENGTSON

DATE:  May 30, 1997
     ----------------


BY:  /s/ DAVID R. WOOD
   --------------------------------
     DAVID R. WOOD

DATE:  May 30, 1997
     ----------------



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